Exhibit 99.1


Reclassification of Revenue and Expense
($000's)

During the fourth quarter of 2007, the Company reflected a  reclassification  of revenue related to our CTE acquisition  from local services to data and internet services. Also, expenses reflected a reclassification of expenses related to our
CTE acquisition from other operating  expenses to network access expenses.  This schedule presents those reclassifications for each quarter in 2007.
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
                                                                 For the quarter ended
                                    ---------------------------------------------------------------------------
2007                                    March 31,          June 30,          September 30,      December 31,         Total Year
----                                ----------------   ----------------    ----------------  ------------------  -----------------

Data and Internet Services:
   As previously reported                 $ 116,426          $ 131,984           $ 133,945           $ 147,292          $ 529,647
   Reclassification from local
     services                                 1,598              6,259               6,260                   -             14,117
                                    ----------------   ----------------    ----------------  ------------------  -----------------
   As revised                             $ 118,024          $ 138,243           $ 140,205           $ 147,292          $ 543,764
                                    ================   ================    ================  ==================  =================

Local Services:
   As previously reported                 $ 206,042          $ 232,622           $ 231,238           $ 219,977          $ 889,879
   Reclassification to data and
     internet services                       (1,598)            (6,259)             (6,260)                  -            (14,117)
                                    ----------------   ----------------    ----------------  ------------------  -----------------
   As revised                             $ 204,444          $ 226,363           $ 224,978           $ 219,977          $ 875,762
                                    ================   ================    ================  ==================  =================


2007
----

Network Access Expenses:
   As previously reported                 $  50,793          $  51,878           $  56,566           $  66,601          $ 225,838
   Reclassification from other
     operating expenses                         604              1,800                   -                   -              2,404
                                    ----------------   ----------------    ----------------  ------------------  -----------------
   As revised                             $  51,397          $  53,678           $  56,566           $  66,601          $ 228,242
                                    ================   ================    ================  ==================  =================

Other Operating Expenses:
   As previously reported                 $ 189,871          $ 215,188           $ 215,266           $ 190,580          $ 810,905
   Reclassification to network
    access expenses                            (604)            (1,800)                  -                   -             (2,404)
                                    ----------------   ----------------    ----------------  ------------------  -----------------
   As revised                             $ 189,267          $ 213,388           $ 215,266           $ 190,580          $ 808,501
                                    ================   ================    ================  ==================  =================
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


Other Financial and Operating Data
Customer Segmentation

The Company added disclosures on revenue and access lines in its second quarter 2008 earnings release and Form 10-Q. This schedule presents those additional disclosures on a quarterly basis dating back to first quarter 2007.

                                       1Q '07          2Q '07           3Q '07          4Q '07           1Q '08           2Q '08
                                   --------------  --------------  --------------- ---------------  ---------------  ---------------

Revenue ($000's):
    Residential                       $  221,778      $  248,550       $  247,890      $  240,235       $  241,362       $  239,633
    Business                             195,345         216,847          214,797         223,111          220,025          221,914
                                   --------------  --------------  --------------- ---------------  ---------------  ---------------
       Total customer revenue            417,123         465,397          462,687         463,346          461,387          461,547
    Regulatory (Access services)         139,024         113,429          113,127         113,882          107,818          101,003
                                   --------------  --------------  --------------- ---------------  ---------------  ---------------
Total reported revenue                $  556,147      $  578,826       $  575,814      $  577,228       $  569,205       $  562,550
                                   ==============  ==============  =============== ===============  ===============  ===============
Access lines:
    Residential                        1,686,841       1,654,854        1,617,916       1,587,930        1,553,094        1,516,402
    Business                             851,630         848,864          843,701         842,247          834,014          825,345
                                   --------------  --------------  --------------- ---------------  ---------------  ---------------
Total reported access lines            2,538,471       2,503,718        2,461,617       2,430,177        2,387,108        2,341,747
                                   ==============  ==============  =============== ===============  ===============  ===============

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